Exhibit 13.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTIONS 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nam Tai Property Inc. (the “Company”) on Form 20-F for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2015

/s/ M. K. Koo
Name:	Koo Ming Kown
Title:	Chief Financial Officer